Janus Henderson Sustainable Corporate Bond ETF

Ticker:    SCRD

Principal U.S. Listing Exchange:    NYSE Arca, Inc.

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2022

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at janushenderson.com/info. You can also get this information at no cost by calling a Janus Henderson representative at 1-877-335-2687 or by sending an email request to prospectusrequest@janushenderson.com.

INVESTMENT OBJECTIVE

Janus Henderson Sustainable Corporate Bond ETF seeks total return consisting of income and capital appreciation, while giving special consideration to certain environmental, social and governance (“ESG”) factors.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$36	$113

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period from commencement of operations on September 8, 2021 through October 31, 2021, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. dollar denominated corporate bonds and commercial paper of various maturities. Under normal circumstances, no more than 15% of the Fund’s net assets will be invested in securities rated below investment grade (sometimes referred to as “junk” bonds); however, such bonds will have a minimum rating of B- by a Nationally Recognized Statistical Ratings Organization (“NRSRO”) or, if unrated, determined to be of comparable credit quality by the Adviser. The Fund seeks to invest in debt instruments issued by companies that the Adviser believes exhibit sustainable business practices. As discussed further below, the portfolio managers seek to select securities that align with certain positive social and environmental themes. In identifying investment opportunities for the Fund, the portfolio managers use a proprietary multi-factor sustainability framework, along with an analysis of fundamental business and credit quality factors, to guide both security selection and overall

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portfolio composition. The sustainability framework incorporates thematic investing, exclusions, positive tilting, sector- and issuer-level environmental, social and governance factor analysis and issuer engagement considerations as determined by the Adviser, as discussed further below. The Fund may, but is not required to, invest in so-called “labeled bonds”, which include debt where the proceeds have been specifically earmarked for ESG-themed purposes (“Use of Proceeds” bonds), or the returns are specifically tied to defined sustainable or environmental key performance indicators (“KPI-linked bonds”).

The Fund will invest principally in investment grade bonds. An investment grade corporate bond is a company-issued bond rated Baa3/BBB- or higher by a NRSRO or, if unrated, determined to be of comparable credit quality by the Adviser. An NRSRO is a credit rating agency that is registered with the Securities and Exchange Commission (“SEC”) that issues credit ratings that the SEC permits other financial firms to use for certain regulatory purposes. The Fund may invest up to 20% of its net assets in other domestic or foreign debt securities, including U.S. Treasuries, bank loans, and cash and cash alternatives. The Fund may invest up to 10% of its net assets in emerging market issuers. The Fund may invest up to 5% of its assets in asset-backed securities and up to 5% of its assets in non-U.S. dollar denominated securities.

The Fund may concentrate its portfolio investments in any one industry or group of industries under certain circumstances. Generally, the Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its total assets in that industry. The Fund’s primary benchmark index is the Bloomberg U.S. Corporate Bond Index. Under normal circumstances, the Fund will seek to maintain an average portfolio duration (price sensitivity to changes in interest rates) of plus or minus 3 years as compared to the Bloomberg U.S. Corporate Bond Index. As of July 31, 2021, the duration of the Bloomberg U.S. Corporate Bond Index was 8.73 years. Please refer to the Glossary of Investment Terms for additional information about duration.

In selecting investments, the portfolio managers employ a combination of “bottom up” fundamental security selection with a “top down” thematic approach, focusing on positive social and environmental themes, as described below. To identify the universe of investible securities for the Fund, the portfolio managers first apply broad-based negative screens, which incorporate third-party inputs, to seek to avoid (i) securities of issuers that are non-compliant with the UN Global Compact, and/or (ii) securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from (or securitized products the economic value of which is tied in more than de minimis fashion to) industries, activities or assets considered by the Adviser or the portfolio managers to have a negative impact on society or the environment. A current list of such activities, which may evolve over time, follows:

•	alcohol;
•	animal testing (cosmetics);
•	chemicals of concern;
•	contentious industries (limited to excluding companies that produce palm oil);
•	controversial armaments;
•	controversial fossil fuel extraction and refining;
•	fur;
•	gambling;
•	genetic engineering;
•	pornography;
•	tobacco production; and
•	United Nations Global Compact violators.

Thereafter, the portfolio managers apply positive selection criteria and assess each issuer’s approach to positive sustainable business practices. The portfolio managers seek to select securities that align with certain positive social and environmental themes, which generally align with certain of the United Nations Sustainable Development Goals (“UNSDGs”). These themes of focus, which may evolve over time and/or incorporate other themes aligned with the UNSDGs, include the following:

•	Transition to a Green Economy, including the development of clean energy and sustainable transportation and cities;

•	Economic and Community Development and Inclusion, which includes financial services and infrastructure that are integral in the development of a sustainable economy;

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•

Knowledge & Technology, and Innovation, which includes technological advancements that can enable a transition to more sustainable business practices for companies across industries, such as software and semiconductors and industry specific innovation; and

•	Health & Well-Being, which includes increased access to healthcare, and innovation for medical treatment and health.

The portfolio managers consider companies that are considered sustainability practice leaders in their respective industries, as well as companies looking to transition to more sustainable business practices or models. These positive selection criteria will be identified primarily through the Adviser’s fundamental research process, which incorporates third party data, analysis and ratings. In constructing a portfolio that seeks to provide excess returns, the portfolio managers will consider other ESG factors, such as the overall carbon footprint of the portfolio based on available data on such factors.

Under normal circumstances, the Fund will generally sell or dispose of portfolio investments when, in the opinion of the Adviser, they (i) no longer present attractive investment opportunity (e.g., they have reached their expected value, or where better relative value exists elsewhere, or as the result of changing market conditions); and/or (ii) no longer meet the Fund’s ESG and/or sustainable criteria. Decisions with respect to the timing of such dispositions shall be made by the Fund’s portfolio managers taking into account the best interests of Fund shareholders.

The Fund may use derivatives, including, but not limited to, swaps (including interest-rate swaps, total rate of returns swaps and credit default swaps), swaptions, options, futures, and options on futures, which may be used for risk, duration and yield-curve management, or to enhance expected returns. Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, interest rates, currencies, or market indices.

The Fund may invest in reverse-repurchase agreements and use the proceeds to invest in securities consistent with the Fund’s principal investment strategies.

The Fund may invest its uninvested cash in affiliated or non-affiliated money market funds (or private funds operating as money market funds) and/or affiliated or unaffiliated exchange-traded funds.

The portfolio managers do not apply the ESG factors noted above in managing the Fund’s cash and exposure to U.S. Treasuries and certain derivatives, such as credit default swaps on indices or derivatives used to manage interest rate risk.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s returns and yields will vary, and you could lose money. The principal risks and special considerations associated with investing in the Fund are set forth below.

Corporate Bond Risk.  The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Sustainable Investment Risk.  The Fund follows a sustainable investment approach by investing in debt securities that the Adviser believes are aligned with certain positive environmental and social impact themes and/or the debt of companies with business practices that the Adviser believes to be sustainable and/or companies that demonstrate adherence to certain sustainable business and/or ESG-related practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Additionally, due to its exclusionary criteria, the Fund may not be invested in certain industries or sectors. As a result, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Sustainability and ESG-related information provided

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by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable and ESG practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis.

Fixed-Income Securities Risk.  The Fund invests in a variety of debt and other fixed-income securities. Typically, the value of fixed-income securities changes inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Investments in fixed-income securities with very low or negative interest rates may diminish the Fund’s yield and performance. Recent and potential future changes in government monetary policy may also affect the level of interest rates. The Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.

Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, social unrest, natural disasters, epidemics and other pandemics, including the COVID-19 outbreak) adversely interrupt the global economy and financial markets.

Industry and Sector Risk.  At times, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same sustainable or ESG theme. Companies in the same industry or economic sector or that benefit from the same theme may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index due to its sustainability focus, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.

Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the portfolio managers may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Fund employs. The Fund may underperform its benchmark index or other funds with similar investment objectives.

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High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as S&P Global Ratings, Fitch, Inc., and Moody’s Investors Service, Inc. or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market is considered to be speculative in nature and can experience sudden and sharp price swings.

Derivatives Risk.  Derivatives, such as swaps, futures, and options, involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage and the potential for increased volatility. The Fund may be subject to increased liquidity risk to the extent its derivative positions become illiquid. Derivatives also involve the risk that the counterparty to the derivative transaction will default on its payment obligations. The use of derivatives to hedge may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge. The risks associated with derivatives may be heightened when they are used to enhance the return rather than solely for hedging purposes.

Restricted Securities Risk.  Securities that have limitations on their resale are referred to as “restricted securities”. Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.

Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.

Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in foreign debt securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk and may be more sensitive to changes in interest rates than domestic securities. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Concentration Risk.  The Fund will not invest more than 25% of the value of its total assets in the securities of companies within the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its assets in that industry. To the extent the Fund invests a substantial portion of its assets in an industry or group of industries, market or economic factors impacting that industry or group of industries could have significant effect on the value of the Fund’s investments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Additionally, the Fund’s performance may be more volatile when its investments are less diversified across industries.

Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less

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than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Fund’s holdings. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by Fund will be successful.

Leverage Risk.  Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives, or other financial instruments that utilize the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.

The effect of the discontinuation of LIBOR or other reference rates on the Fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

New/Smaller Sized Fund Risk.  Because the Fund is relatively new, it has a limited operating history and a small asset base. The Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger. If a new or smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Exchange Listing and Trading Issues Risk.  Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its NAV. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the Fund’s listing will continue to be met or will remain unchanged.

Fluctuation of NAV and Market Price Risk.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. Volatile market conditions, an absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices in the Fund’s shares that differ significantly, from the Fund’s NAV. Additionally, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly, resulting in Fund shares trading at a substantial discount to NAV. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods, which may result in an increase in the variance between market price of the Fund’s shares and the Fund’s NAV. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

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It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. Further, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing or fixing settlement times, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV is likely to widen. Similarly, the Exchange may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the Exchange re-opens. The Fund’s bid-ask spread and the resulting premium or discount to the Fund’s NAV may also be impacted by the liquidity of the underlying securities held by the Fund, particularly in instances of significant volatility of the underlying securities.

Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. These APs have no obligation to submit creation or redemption orders and, as a result, there is no assurance that an active trading market for the Fund’s shares will be established or maintained. This risk may be heightened to the extent that the securities underlying the Fund are traded outside of a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be willing or able to do. Additionally, to the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund’s first annual and/or semiannual report and is available at janushenderson.com/info or by calling 1-800-668-0434. When provided, the information is designed to offer some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.

MANAGEMENT

Investment Adviser:  Janus Henderson Investors US LLC

Portfolio Managers:  Michael Keough is Co-Portfolio Manager of the Fund, which he has co-managed since inception. Brad Smith is Co-Portfolio Manager of the Fund, which he has co-managed since inception.

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed ETF. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs and the Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. The Fund generally issues Creation Units in exchange for cash, and generally redeems Creation Units in exchange for portfolio securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread, when available, can be accessed on the Fund’s website at janushenderson.com/performance by selecting the Fund.

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TAX INFORMATION

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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